Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the President of Causeway Capital Management Trust (the “Trust”), with respect to the Trust’s Form N-CSR for the period ended March 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.
Dated: June 6, 2011

/s/ Turner Swan
Turner Swan

Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the Treasurer of Causeway Capital Management Trust (the “Trust”), with respect to the Trust’s Form N-CSR for the period ended March 31, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.
Dated: June 6, 2011

/s/ Michael Lawson
Michael Lawson